UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007

Piedmont Office Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-25739

MD	58-2328421
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6200 The Corners Parkway

Suite 500

Norcross, GA 30092-3365

(Address of principal executive offices, including zip code)

770-325-3700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 13, 2007, Piedmont Office Realty Trust, Inc. (the “Registrant”) held its annual meeting of stockholders, and at such meeting, the stockholders of the Registrant approved all proposals which were previously described in the Registrant’s proxy statement dated October 16, 2007 including: (i) a proposal to elect six directors to hold office for one-year terms expiring in 2008, (ii) a proposal to amend the Registrant’s charter in order to extend the date by which the Registrant must begin an orderly process of liquidation if the Registrant has not listed its common shares on a national securities exchange from January 30, 2008 (the “Liquidation Date”) to July 30, 2009, and in the board of directors’ discretion, to further extend the Liquidation Date from July 30, 2009 to January 30, 2011 and (iii) a proposal to approve an adjournment or postponement of the annual meeting, including if necessary, to solicit additional proxies in favor of the foregoing proposals if there were not sufficient votes for either of the proposals. The following is a summary of the voting results as certified by IVS Associates, Inc. and The Bank of New York, the independent inspectors of elections for the meeting:

•	As of October 2, 2007, the record date for the meeting, there were 492,570,635 shares issued and outstanding and entitled to vote at the meeting.

•	370,322,332 shares were present in person or by proxy, representing approximately 75.18% of outstanding shares.

•	All directors were elected as proposed with the following shares voted for and withheld from each nominee:

	Number of Shares Voted For	% of Shares Cast	Number of Shares Withheld	% of Shares Cast
W. Wayne Woody	346,865,205	93.7	23,457,127	6.3
Michael R. Buchanan	346,974,484	93.6	23,347,848	6.4
Wesley E. Cantrell	346,769,510	93.7	23,552,822	6.3
William H. Keogler, Jr.	346,925,307	93.7	23,397,025	6.3
Donald S. Moss	346,711,763	93.6	23,471,880	6.4
Donald A. Miller, CFA	346,850,452	93.7	23,024,536	6.3

•	The proposal to amend the Charter to extend the Liquidation Date was approved by the following vote of shares:

For	% of Shares Cast	Against	% of Shares Cast	Abstain	% of Shares Cast
290,304,027	78.4	72,031,384	19.5	7,986,921	2.2

•	While it proved unnecessary, the proposal to allow the annual meeting to be postponed or adjourned in order to solicit additional proxies was approved by the following vote of shares:

For	% of Shares Cast	Against	% of Shares Cast	Abstain	% of Shares Cast
286,397,269	77.3	73,234,132	19.8	10,690,931	2.9

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.

Date: December 18, 2007	By:	/s/ Donald A. Miller, CFA
Donald A. Miller, CFA
Chief Executive Officer